American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
January 31, 2022

Real Estate - Schedule of Investments
JANUARY 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.6%
Data Centers — 6.9%
Digital Realty Trust, Inc.	230,432	34,387,367
Equinix, Inc.	26,350	19,101,115
Switch, Inc., Class A	585,958	15,018,104
		68,506,586
Forest Products — 0.4%
West Fraser Timber Co. Ltd.	40,610	3,758,937
Health Care — 10.0%
Medical Properties Trust, Inc.	1,049,246	23,880,839
Ventas, Inc.	408,358	21,651,141
Welltower, Inc.	620,482	53,752,356
		99,284,336
Industrial — 14.2%
Innovative Industrial Properties, Inc.	31,933	6,328,801
Prologis, Inc.	663,454	104,042,856
Rexford Industrial Realty, Inc.	411,404	30,102,431
		140,474,088
Infrastructure REITs — 14.7%
American Tower Corp.	140,629	35,368,194
Crown Castle International Corp.	313,396	57,197,904
SBA Communications Corp.	162,376	52,843,645
		145,409,743
Lodging/Resorts — 3.0%
Host Hotels & Resorts, Inc.(1)	1,087,154	18,851,250
MGM Growth Properties LLC, Class A	136,149	5,293,473
Ryman Hospitality Properties, Inc.(1)	67,667	5,981,763
		30,126,486
Office — 1.7%
Boston Properties, Inc.	66,960	7,504,877
Kilroy Realty Corp.	148,311	9,491,904
		16,996,781
Residential — 24.4%
American Campus Communities, Inc.	304,995	15,939,039
American Homes 4 Rent, Class A	466,772	18,264,789
AvalonBay Communities, Inc.	210,866	51,499,803
Camden Property Trust	213,714	34,213,474
Essex Property Trust, Inc.	70,764	23,529,030
Invitation Homes, Inc.	872,733	36,637,331
Sun Communities, Inc.	163,753	30,942,767
UDR, Inc.	534,632	30,388,483
		241,414,716
Retail — 9.8%
Brixmor Property Group, Inc.	499,681	12,671,910
Essential Properties Realty Trust, Inc.	452,015	12,000,998
Kimco Realty Corp.	1,436,320	34,845,123
Kite Realty Group Trust	1,160,669	24,234,769
NETSTREIT Corp.(2)	386,623	8,737,680
Spirit Realty Capital, Inc.	94,441	4,482,170
		96,972,650

Self Storage — 8.2%
Life Storage, Inc.	260,990	35,220,601
Public Storage	127,348	45,658,078
		80,878,679
Specialty — 4.8%
CBRE Group, Inc., Class A(1)	79,184	8,024,506
Iron Mountain, Inc.	256,651	11,785,414
Outfront Media, Inc.	263,437	6,543,775
VICI Properties, Inc.	726,827	20,801,789
		47,155,484
Timber REITs — 1.5%
PotlatchDeltic Corp.	267,386	14,382,693
TOTAL COMMON STOCKS (Cost $779,565,756)		985,361,179
SHORT-TERM INVESTMENTS — 1.1%
Money Market Funds — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class	18,467	18,467
State Street Navigator Securities Lending Government Money Market Portfolio(3)	6,424,626	6,424,626
		6,443,093
Repurchase Agreements — 0.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 6.00%, 4/30/24 - 2/15/49, valued at $949,302) in a joint trading account at 0.02%, dated 1/31/22, due 2/1/22 (Delivery value $932,807)		932,806
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 2/15/45, valued at $3,171,233) at 0.02%, dated 1/31/22, due 2/1/22 (Delivery value $3,109,002)		3,109,000
		4,041,806
TOTAL SHORT-TERM INVESTMENTS (Cost $10,484,899)		10,484,899
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $790,050,655)		995,846,078
OTHER ASSETS AND LIABILITIES — (0.7)%		(6,512,795)
TOTAL NET ASSETS — 100.0%		$989,333,283

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $6,245,013. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $6,424,626.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	981,602,242	3,758,937	—
Short-Term Investments	6,443,093	4,041,806	—
	988,045,335	7,800,743	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.